UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 13, 2006

GMH COMMUNITIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-32290	201181390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 Campus Boulevard

Newtown Square, Pennsylvania 19073

(Address of principal executive offices)

(610) 355-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure.

On March 13, 2006, GMH Communities Trust (the “Company”) issued a press release announcing its decision to postpone the release of its results for the fourth quarter and year end 2005 and cancellation of its investor conference call previously scheduled for March 14, 2006. The press release provided that the delay related to events arising from an investigation initiated by the Company’s Audit Committee following its receipt of a letter from the Company’s Chief Financial Officer.

In addition, the Company announced that its Chairman of the Board and Chief Executive Officer, Gary M. Holloway, Sr., expressed to the Board of Trustees at a meeting on March 10, 2006 that he is considering making an offer to purchase the Company, and has informed the Board that he is exploring various aspects of such an offer, including financing arrangements. The release also disclosed that Mr. Holloway is in discussions to retain a financial advisor to assist him in pursuing such an offer, but that there is no assurance that such an offer will be made. Shareholders should read any formal document describing any such offer, if and when made available, as it may contain important information. Any such formal document, if and when filed with the SEC, may be obtained for free at the SEC’s web site at www.sec.gov.

The Company further announced that the Board of Trustees has formed a Special Committee to consider and analyze strategic and financial alternatives, including, without limitation, any offer that may ultimately be made by Mr. Holloway, and that the Special Committee is in discussions with Banc of America Securities LLC to engage it as its financial advisor.

Additional information regarding the above-referenced matters and related matters is included in the press release issued on March 13, 2006, a full copy of which is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

None.

(b)          Pro Forma Financial Information.

None.

(c)           Exhibits.

Exhibit Number	Description
99.1	Press Release dated March 13, 2006 for GMH Communities Trust, furnished in accordance with Item 7.01 of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2006

GMH COMMUNITIES TRUST

	By:	/s/ Joseph M. Macchione
	Name:	Joseph M. Macchione
	Title:	Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Document Name

99.1	Press Release dated March 13, 2006 for GMH Communities Trust, furnished in accordance with Item 7.01 of this Current Report on Form 8-K.